UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2026

NUVALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40671	81-5112298
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nuvalent, Inc.

One Broadway, 14th Floor, Cambridge, Massachusetts 02142
(Address of principal executive offices, including zip code)

(857) 357-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	NUVL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 9, 2026, Nuvalent, Inc., a Delaware corporation (the “Company” or “Nuvalent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GlaxoSmithKline LLC, a Delaware limited liability company (“Parent”), Harmony Row Acquisition Co., a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”) and, solely for purposes of Section 9.14 thereof, GSK plc, a public limited company organized under the laws of England and Wales (“Ultimate Parent”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to purchase all of the issued and outstanding shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Shares”), and Class B Common Stock, par value $0.0001 per share (the “Class B Shares” and, together with the Class A Shares, the “Shares”), at a price of $124.00 per Share, net to the seller in cash, without interest (the “Offer Price”), but subject to any applicable withholding of taxes. If certain conditions are satisfied and the Offer closes, Parent would acquire any remaining Shares by a merger of Purchaser with and into the Company (the “Merger”).

The obligation of Parent and Purchaser to consummate the Offer is subject to the condition that there be validly tendered in the Offer, and not validly withdrawn, prior to the expiration of the Offer, that number of Class A Shares that, together with the number of Class A Shares, if any, then owned beneficially by Parent and Purchaser (together with their wholly-owned subsidiaries), represents at least a majority of the Class A Shares outstanding as of the consummation of the Offer (the “Minimum Tender Condition”). The Minimum Tender Condition may not be waived by Purchaser without the prior written consent of the Company. The obligation of Purchaser to consummate the Offer is also subject to the expiration of the waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other customary conditions. Consummation of the Offer is not subject to a financing condition.

Following the consummation of the Offer and subject to the terms and conditions of the Merger Agreement, Purchaser will merge with and into the Company pursuant to the provisions of Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), which permits completion of the Merger without a stockholder vote as provided in the Merger Agreement, with the Company continuing as the surviving corporation. At the effective time of the Merger (the “Effective Time”), each Share issued and outstanding immediately prior to the Effective Time (other than any Shares (i) held in the treasury of the Company or owned by the Company or the Company’s subsidiary immediately prior to the Effective Time, (ii) owned by Ultimate Parent, Parent, Purchaser or any direct or indirect wholly owned subsidiary of Ultimate Parent, Parent or Purchaser immediately prior to the Effective Time and (iii) held by stockholders who have properly demanded appraisal of such Shares in accordance with the DGCL) shall be converted into the right to receive an amount in cash equal to the Offer Price, less applicable withholding of taxes.

As of the Effective Time, each option to purchase Shares (a “Company Stock Option”) that is outstanding immediately prior to the Effective Time will be cancelled and in exchange therefor the holder will be entitled to receive an amount in cash, without interest and less applicable tax withholdings, equal to (i) the total number of Shares subject to such Company Stock Option immediately prior to the Effective Time (assuming full vesting of such Company Stock Option), multiplied by (ii) the excess, if any, of the Offer Price over the applicable exercise price per Share under such

Company Stock Option. As of the Effective Time, each restricted stock unit denominated in Class A Shares that subject solely to time-based vesting (a “Company RSU”) that is outstanding immediately prior to the Effective Time will be cancelled and in exchange therefor the holder will be entitled to receive an amount in cash, without interest and less applicable tax withholdings, equal to (i) the total number of Shares subject to (or deliverable under) such Company RSU immediately prior to the Effective Time (assuming full vesting of such Company RSU), multiplied by (ii) the Offer Price. As of the Effective Time, each restricted stock unit denominated in Class A Shares that is subject to time- and performance-based vesting (a “Company PSU”) that is outstanding immediately prior to the Effective Time will be cancelled and in exchange therefor the holder will be entitled to receive an amount in cash, without interest and less applicable tax withholdings, equal to (i) the total number of Shares subject to (or deliverable under) such Company PSU immediately prior to the Effective Time (assuming applicable performance goals are achieved in full), multiplied by (ii) the Offer Price.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Purchaser. The Company has agreed to use commercially reasonable efforts to carry on its business in the ordinary course until the Effective Time, subject to customary exceptions. The Company, Parent and Purchaser have each agreed to use reasonable best efforts to take any and all actions that may be required in order to consummate the Offer, the Merger and the other transactions contemplated by the Merger Agreement.

The Company is subject to customary “no-shop” restrictions on the Company’s ability to solicit alternative acquisition proposals, to furnish information to, and participate in discussions or negotiations with, third parties regarding any alternative acquisition proposals, subject to a customary “fiduciary out” provision that allows the Company, under certain specified circumstances, to furnish information to, and participate in discussions or negotiations with, third parties with respect to an alternative acquisition proposal if the Board of Directors of the Company (the “Board”) determines in good faith, after consultation with its financial advisor and outside legal counsel, that such alternative acquisition proposal either (i) constitutes or is reasonably likely to lead to or result in a superior proposal (as defined in the Merger Agreement) and (ii) the failure to take such action would be inconsistent with the Board’s fiduciary duties.

The Merger Agreement also includes customary termination provisions for each of the Company and Parent, including the Company’s right, subject to certain limitations, to terminate the Merger Agreement in certain circumstances to accept a superior proposal, Parent’s right to terminate the Merger Agreement if the Board changes its recommendation to the Company’s stockholders that they tender their Shares in the Offer, and the right of either party to terminate the Merger Agreement if the Merger has not been completed on or prior to December 9, 2026 (the “Outside Date”). The Merger Agreement also provides that the Company must pay Parent a termination fee of $350,475,000 (the “Termination Fee”) if (i) the Board determines to terminate the Merger Agreement in order to enter into a definitive agreement with respect to a superior proposal and the Company so terminates or (ii) in the event that the Merger Agreement is terminated by Parent following a change of recommendation by the Board. The Company must also pay Parent the Termination Fee if the Merger Agreement is terminated under certain circumstances, a third party has made another acquisition proposal publicly or to the Board prior to the termination of the Merger Agreement and within twelve (12) months following such termination, the Company either consummates an acquisition proposal or enters into a definitive agreement for an acquisition proposal. The parties to the Merger Agreement are also entitled to an injunction or injunctions to prevent breaches of the Merger Agreement, and to specifically enforce the terms and provisions of the Merger Agreement.

The Board unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, are advisable and fair to, and in the best interests of, the Company and the holders of the Shares, (ii) declared it advisable that the Company enter into the Merger Agreement and consummate the transactions contemplated thereby, including the Offer and the Merger, (iii) adopted the Merger Agreement and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Offer and the Merger, and (iv) subject to the terms and conditions of the Merger Agreement, recommended that the holders of the Shares accept the Offer and tender their Shares pursuant to the Offer.

The foregoing summary of the principal terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full copy of the Merger Agreement filed hereto as Exhibit 2.1 hereto and incorporated herein by reference. The summary and the copy of the Merger Agreement are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The assertions embodied in the representations and warranties included in the Merger Agreement were made solely for purposes of the contract among the Company, Purchaser, Parent and Ultimate Parent and are subject to important qualifications and limitations agreed to by the Company, Purchaser and Parent in connection with the negotiated terms, including being qualified by confidential disclosures made by the Company to Parent and Purchaser for the purposes of allocating contractual risk between them that differ from those applicable to investors. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the Company, Parent and Purchaser rather than establishing matters as facts. Investors should not rely on the representations and warranties or any description of them as characterizations of the actual state of facts of the Company, Parent, Purchaser, Ultimate Parent or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and this subsequent information may or may not be fully reflected in public disclosures by the Company or Ultimate Parent.

Tender and Support Agreements

On June 9, 2026, in connection with the Merger Agreement, entities affiliated with Deerfield Management Company, L.P. and directors and certain officers of the Company (collectively, the “Supporting Stockholders”), in each case in its, his or her capacity as a stockholder of the Company and who, collectively, beneficially own approximately 28% of the outstanding Class A Shares as of the date thereof, each entered into a Tender and Support Agreement (collectively, the “Tender and Support Agreements”) with Parent and Purchaser. The Tender and Support Agreements provide, among other things, that each of the Supporting Stockholders will tender all of the Shares held by him, her or it in the Offer.

The form of Tender and Support Agreement has been included as an exhibit to this Current Report on Form 8-K in order to provide information regarding its terms. It is not intended to modify or supplement any factual disclosures about the applicable Supporting Stockholder or the Company, Parent or Purchaser in any public reports filed with the SEC.

The foregoing descriptions of each of the Tender and Support Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of each such agreement, a form of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 7.01 Other Events.

On June 9, 2026, Ultimate Parent issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

*****

Additional Information and Where to Find It

The tender offer referenced in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities of Nuvalent, nor is it a substitute for the tender offer materials that Ultimate Parent, Parent, and Purchaser will file with the SEC upon commencement of the tender offer. At the time the tender offer is commenced, Ultimate Parent, Parent and Purchaser will file a tender offer statement on Schedule TO, and Nuvalent will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. The tender offer statement on Schedule TO (including an offer to purchase, a related letter of transmittal, and other tender offer documents) and the

Solicitation/Recommendation Statement will contain important information. NUVALENT STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT NUVALENT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. The offer to purchase, the related letter of transmittal, and other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all Nuvalent stockholders at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement also will be made available for free at the SEC’s web site at www.sec.gov. Additional copies may be obtained for free on Nuvalent’s website, www.nuvalent.com.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. All statements, other than statements of historical fact, are generally forward-looking statements, including all statements regarding the intent, belief, or expectations of Nuvalent and its management. These forward-looking statements typically can be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the proposed transaction, similar transactions, prospective performance, future plans, events, expectations, performance, objectives, opportunities, and the outlook for Nuvalent’s business; the anticipated timing of potential regulatory approval for Nuvalent’s product candidates; the timing of and receipt of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties; accordingly, investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially due to several factors. Factors that could cause future results to differ materially include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of Nuvalent’s stockholders will tender their stock in the offer; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; the occurrence of any event, change, or other circumstance that could give rise to the termination of the merger agreement, including circumstances requiring Nuvalent to pay a termination fee pursuant to the merger agreement; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the effects of the transaction (or the announcement or pendency thereof) on relationships with associates, vendors, manufacturers, suppliers, employees (including the risks relating to the ability to retain or hire key personnel), other business partners, or governmental entities or patient groups; transaction costs; the risk that the transaction will divert management’s attention from Nuvalent’s ongoing business operations or otherwise disrupts Nuvalent’s ongoing business operations; changes in Nuvalent’s businesses during the period before any closing; certain restrictions during the pendency of the proposed transaction that may impact Nuvalent’s ability to pursue certain business opportunities or strategic transactions; risks associated with litigation; risks unexpected concerns that may arise from additional data, analysis, or results obtained during preclinical studies and clinical trials; the risk that results of earlier clinical trials may not be predictive of the results of later-stage clinical trials; the risk that data from Nuvalent’s clinical trials may not be sufficient to support registration and that Nuvalent may be required to conduct one or more additional studies or trials prior to seeking registration of zidesamtinib or neladalkib; risks that Nuvalent may not achieve the goals and milestones set forth in its OnTarget 2026 operating plan; the occurrence of adverse safety events; risks that the FDA may not approve our potential products on the timelines we expect, or at all; risks of unexpected costs, delays, or other unexpected hurdles; risks that Nuvalent may not be able to nominate drug candidates from its discovery programs; the direct or indirect impact of public health emergencies or global geopolitical circumstances on the timing and anticipated timing and results of Nuvalent’s clinical trials, strategy, and future operations, including the ARROS-1, ALKOVE-1, ALKAZAR and HEROEX-1 trials; the timing and outcome of Nuvalent’s planned interactions with regulatory authorities; and risks related to obtaining, maintaining, and protecting Nuvalent’s intellectual property; and other factors as set forth in Nuvalent’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 filed with the SEC on May 7, 2026, and other reports filed with the SEC. The forward-looking statements set forth herein speak only as of the date hereof. Nuvalent undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1†	Agreement and Plan of Merger, dated as of June 9, 2026, Nuvalent, Inc., GlaxoSmithKline LLC, Harmony Row Acquisition Co., and, solely for purposes of Section 9.14 thereof, GSK plc.

10.1†	Form of Tender and Support Agreement.

99.1	Press Release, dated June 9, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvalent, Inc.

Date: June 9, 2026	By:	/s/ Deborah A. Miller, PhD.
	Name:	Deborah A. Miller, PhD.
	Title:	Chief Legal Officer and Secretary